INVENTORIES, NET	12 Months Ended
Dec. 31, 2014
Inventory Disclosure [Abstract]
INVENTORIES, NET
INVENTORIES, NET

Inventories, net, consist of the following:

	December 31,
(in thousands)	2014	2013

Finished goods	$253,333	$285,271
Work-in-process	58,329	67,718
Raw materials and supplies	75,433	85,570
Inventories, net	$387,095	$438,559

The Company’s inventory valuation reserve was $34.1 million and $34.2 million at December 31, 2014 and 2013, respectively.